Exhibit 10.29

The Supplemental Agreement of the Loan Agreement

Zhejiang Mengxiang Consulting Services Co., Ltd.

And

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

And

Liandu Foreign Languages School,

the Kindergarten of Liandu Foreign Languages School,

November 29, 2018

This Supplemental Agreement of the Loan Agreement (hereinafter referred to as “this Supplemental Agreement”) was signed by the following parties on November 29, 2018:

Party A: Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of PRC; Unified Social Credit Code: XXXXXX; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone (Lijing Ethnic Industrial Zone), Lidu District, Lishui City, Zhejiang Province (hereinafter referred to as “WFOE” or “Party A”).

Party B: Zhejiang Lishui Mengxiang Education Development Co., Ltd., a limited liability company legally incorporated and existing under the laws of China; Unified Social Credit Code: XXXXXX; Address: No. 818 Huayuan Road, Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as the “Lishui Mengxiang” or “Party B”).

Party C: Liandu Foreign Languages School and the Kindergarten of Liandu Foreign Languages School.

Each of the WFOE, Lishui Mengxiang, Liandu Foreign Languages School and the Kindergarten of Liandu Foreign Languages School shall be referred to as a “Party” and all parties are collectively referred to as the “Parties”.

Considering the Kindergarten of Liandu Foreign Languages School is no longer listed in the domestic affiliates of the proposed listing, the Parties agree as follows through negotiation:

1. The Parties unanimously agree that, from the date hereof, the Kindergarten of Liandu Foreign Languages School shall cease to be a party to the Loan Agreement (the “Original Loan Agreement”) executed by the Parties on October 13, 2018, and the Original Loan Agreement should not be legally binding to the Kindergarten of Liandu Foreign Languages School.

(1) The Parties unanimously agree that, from the date hereof, the definition of the “Domestic Affiliates” listed in the Article I of the Original Loan Agreement is revised as follow: “Domestic Affiliates” means the Zhejiang Lishui Mengxiang Education Development Co., Ltd. and the schools of the restricted and prohibited education held by Zhejiang Lishui Mengxiang Education Development Co., Ltd., including Liandu Foreign Languages School.

(2) The Kindergarten of Liandu Foreign Languages School shall be deleted from the Annex I of the Original Loan Agreement.

2. The Parties agree that the Original Loan Agreement shall continue to be valid for all Parties except the Kindergarten of Liandu Foreign Languages School.

3. This Supplemental Agreement shall take effect immediately upon being executed by the Parties. This Supplemental Agreement shall be a part of the Original Loan Agreement in case of any inconsistency between the Original Loan Agreement and this Supplemental Agreement, this Supplemental Agreement shall prevail.

4. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Loan Agreement

5. This Supplemental Agreement is drafted in Chinese language in four (4) counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Page Follows)

(This page is the signature page of this Supplemental Agreement of the Loan Agreement, and is left blank intentionally.)

Zhejiang Mengxiang Consulting Services Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

The Kindergarten of Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

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